Execution Version
AMENDMENT NO. 8
AMENDMENT NO. 8, dated as of August 28, 2026 (this “Amendment”), is by and among SHOALS TECHNOLOGIES GROUP, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto, WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent (in such capacity, the “Collateral Agent”), and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as administrative agent (in such capacity, the “Administrative Agent”), and the Lenders party hereto.

W I T N E S S E T H:
WHEREAS, the Borrower, the Administrative Agent, the Collateral Agent and the Lenders from time to time party thereto are party to that certain Credit Agreement dated as of November 25, 2020 (as amended by the Incremental Amendment No. 1, dated as of December 22, 2020, Amendment No. 2, dated as of December 30, 2020, Amendment No. 3, dated as of August 26, 2021, Amendment No. 4, dated as of March 18, 2022, Amendment No. 5, dated as of May 2, 2022, Amendment No. 6, dated as of March 19, 2024, Amendment No. 7, dated as of June 10, 2026 and as further amended, restated, amended and restated, supplemented or modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and as amended pursuant to this Amendment, the “Credit Agreement”);
WHEREAS, the Loan Parties, the Administrative Agent and the Collateral Agent, acting together, have identified an omission in (a) clause (h) of the definition of “Collateral and Guarantee Requirement” in the Existing Credit Agreement, which does not explicitly account for perfection by “control” with respect to Deposit Accounts, Securities Accounts or Commodity Accounts owned by the Loan Parties that are opened, maintained or held with the Administrative Agent and (b) clause (e) of the last paragraph of Section 2(a) of the Security Agreement, which only contemplates perfection by “control” over Deposit Accounts, Securities Accounts and Commodities Accounts pursuant to the entry into a deposit account control agreement, securities account control agreement or any other control agreement; and
WHEREAS, to correct the foregoing, the parties hereto have agreed, in accordance with Section 10.01 of the Existing Credit Agreement and subject to the satisfaction of the conditions precedent set forth in Section 3.1 hereof, to amend certain terms of the Existing Credit Agreement as hereinafter provided.
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Existing Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

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ARTICLE I

Definitions and References
Section 1.1.Terms Defined in the Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Credit Agreement shall have the same meanings whenever used in this Amendment.
Section 1.2.Rules of Construction. The rules of construction specified in Section 1.02 of the Existing Credit Agreement shall apply to this Amendment.
ARTICLE II

Amendments
Section 2.1.Amendments to Existing Credit Agreement. In accordance with Section 10.01 of the Existing Credit Agreement and subject to the satisfaction or waiver of the conditions set forth in Section 3.1 hereof, each of the parties hereto agrees that, on the Amendment No. 8 Effective Date, clause (h) of the definition of “Collateral and Guarantee Requirement” of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
Section 2.2.“(h) from and after the Amendment No. 7 Effective Date, no Loan Party shall open, maintain, own or otherwise hold any Deposit Account, Securities Account or Commodity Account (other than, in each case, any Excluded Account) that is not (i) subject to a springing account control agreement (an “Account Control Agreement”) in form and substance reasonably satisfactory to the Administrative Agent within forty-five (45) days after such Deposit Account, Securities Account or Commodity Account is initially opened, maintained, owned or otherwise held by such Loan Party (or such longer period as the Administrative Agent may agree in its sole discretion) or (ii) solely with respect to such Deposit Accounts, Securities Accounts and Commodity Accounts maintained with the Administrative Agent, subject to “control” (as defined in Sections 9-104 and 9-106 of the UCC as in effect in the State of New York and any similar provisions in the UCC as in effect in each applicable jurisdiction) of the Administrative Agent; provided that the Loan Parties shall have forty-five (45) days after the Amendment No. 7 Effective Date (or such longer period as the Administrative Agent may agree in its sole discretion) to deliver required Account Control Agreements for all such Deposit Accounts, Securities Accounts and Commodity Accounts as in existence on the Amendment No. 7 Effective Date.”
Section 2.3.Amendments to Security Agreement. In accordance with Section 10.01 of the Existing Credit Agreement and subject to the satisfaction or waiver of the conditions set forth in Section 3.1 hereof, each of the parties hereto agrees that, on the Amendment No. 8 Effective Date:
Section 2.4.(a) the last paragraph of Section 2(a) of the Security Agreement is hereby amended and restated in its entirety as follows:

“Notwithstanding anything herein to the contrary, in no event shall the Grantors be required, nor shall the Collateral Agent or its designee be authorized, (i) to perfect the pledges and security interests described herein by any means other than through (a) filings pursuant to the UCC or other applicable law in the office of the secretary of state (or similar central filing office) of the relevant state(s), (b) Intellectual Property Filings in the United States Copyright Office or the United States Patent and Trademark Office with respect to Intellectual Property constituting Collateral, (c) delivery to the Administrative Agent to be held in its possession of all Collateral consisting of stock certificates representing Pledged Certificated Security (with accompanying stock transfer forms executed in blank) and all Collateral consisting of debt instruments (with accompanying transfer forms executed in blank), (d) the taking of such actions as are required to grant the Collateral Agent control under Article 8 of the UCC of any Uncertificated Security and (e) (x) solely with respect to any Deposit Account, Securities Account and Commodity Account opened, maintained or held with the Administrative Agent to ensure such Deposit Accounts, Securities Accounts and Commodity Accounts are under the “control” (as defined in Sections 9-104 and 9-106 of the UCC as in effect in the State of New York and any similar provisions in the UCC as in effect in each applicable jurisdiction) of the Administrative Agent or (y) entry into any deposit account control agreement, securities account control agreement or any other control agreement with respect to any Deposit Account, Securities Account and Commodity Account, including any securities entitlements or related assets on deposit thereinto, to ensure such Deposit Accounts, Securities Accounts and Commodity Accounts are under the “control” (as defined in the UCC as in effect in each applicable jurisdiction and the State of New York) of the Collateral Agent, or (ii) to enter into any source code escrow arrangement or file, prosecute, patent or register any Intellectual Property.”
Section 2.5.(b) Section 17(b) of the Security Agreement is hereby amended and restated in its entirety as follows:
“Sub-Agents and Related Parties. The Collateral Agent may perform any of its duties and exercise any of its rights and powers through one or more sub-agents appointed by it. The Collateral Agent and any such sub-agent may perform any of its duties and exercise any of its rights and powers through its Related Parties. The Collateral Agent hereby appoints JPMorgan, as Administrative Agent and, in respect of the perfection thereof, as depositary bank, as a sub-agent solely for the purpose of the grant and the perfection of the Transaction Liens on the Grantors’ Deposit Accounts, Securities Accounts and Commodity Accounts opened, maintained or held with the Administrative Agent as contemplated pursuant to clause (e)(x) of the last paragraph of Section 2(a) of this Agreement. The exculpatory provisions of Section 16 and this Section shall apply to any such sub-agent and to the Related Parties of the Collateral Agent and any such sub-agent.”

ARTICLE III

Conditions Precedent
Section 3.1.Amendment No. 8 Effective Date. This Amendment shall become effective as of the date first written above (the “Amendment No. 8 Effective Date”) immediately upon the satisfaction or waiver in accordance with the Existing Credit Agreement of the following conditions:
(a) The Administrative Agent shall have received executed counterparts of this Amendment by the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and each Lender party hereto (constituting the Required Lenders).

For purposes of determining whether the conditions set forth in this Section 3.1 have been satisfied by releasing its signature page hereto, the Administrative Agent, the Collateral Agent and each Lender party hereto shall be deemed to have consented to, approved, accepted or be satisfied with each document or other matter required hereunder to be consented to or approved by, or acceptable or satisfactory to such Lender.

ARTICLE IV

Miscellaneous
Section 4.1.Ratification; Reaffirmation.
Section 4.2.(a) Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and each Loan Party party hereto reaffirms its obligations under the Loan Documents to which it is party and the grant of its Liens on the Collateral made by it pursuant to the Collateral Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement, and from and after the Amendment No. 8 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement.
Section 4.3.(b) Each Loan Party hereby (i) affirms and confirms the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated thereby, (ii) affirms and confirms its guarantee of (and, in the case of the Borrower, its principal obligation with respect to) the Secured Obligations pursuant to the Guaranty, (iii) affirms and confirms its prior pledges and grants of Liens on the Collateral to secure the Secured Obligations and other commitments under the Collateral Documents to which it is a party and (iv) agrees that (x) the Guaranty and each Collateral Document to which it is a party shall continue to be in full force and effect in accordance with and subject to the terms and conditions and such Guaranty and Collateral Documents, after giving effect to this Amendment and (y) all guarantees, Liens, pledges, grants and other commitments thereunder shall continue to be in full force and effect and shall secure the Secured Obligations (after giving effect to this Amendment) and shall accrue to the benefit of the Agents and the other Secured Parties.
Section 4.4.GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
Section 4.5.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).
Section 4.6.Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 4.7.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopier or other electronic transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic transmission. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 4.8.Integration. This Amendment, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Amendment and those of any other Loan Document, the provisions of this Amendment shall control; provided that the inclusion of supplemental rights or remedies in favor of the Agents or the Lenders in any other Loan Document shall not be deemed a conflict with this Amendment. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.
Section 4.9.Collateral Agent Instruction. In connection with the Credit Agreement, each of the undersigned Lenders (collectively constituting the Required Lenders under the Credit Agreement) hereby (a) authorize and direct the Collateral Agent under the Credit Agreement to execute and deliver this Amendment and any other Loan Documents as may be required in connection with the Amendment from time to time; and (b) acknowledge and agree that the direction set forth in this Amendment constitutes an instruction, consent and request of the Lenders under the Loan Documents, including Section 9.03 of the Credit Agreement.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.
SHOALS TECHNOLOGIES GROUP, INC.,
as Borrower and a Guarantor

By:    /s/ Dominic Bardos
    Name: Dominic Bardos
    Title: Chief Financial Officer

SHOALS INTERMEDIATE PARENT, INC.,
as a Guarantor

By:    /s/ Dominic Bardos
    Name: Dominic Bardos
    Title: Chief Financial Officer

SHOALS TECHNOLOGIES GROUP, LLC,
as a Guarantor

By:    /s/ Dominic Bardos
    Name: Dominic Bardos
                            Title: Chief Financial Officer
[Signature Page to Amendment No. 8]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:    /s/ Maria Gabriela Coloma
    Name: Maria Gabriela Coloma
    Title: Vice President

[Signature Page to Amendment No. 8]

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Agent

By:    /s/ Teisha Wright
    Name: Teisha Wright
    Title: Vice President

[Signature Page to Amendment No. 8]

BANK OF AMERICA, N.A., as a Lender

By:    /s/ Patrice Futrell
    Name: Patrice Futrell
    Title: Vice President

CITIBANK, N.A.
as a Lender

By:    /s/ Matthew Davis
    Name: Matthew Davis
    Title: Senior Vice President

FIFTH THIRD BANK, NATIONAL
ASSOCIATION
as a Lender

By:    /s/ Ross Florey
    Name: Ross Florey
    Title: Senior Vice President

Goldman Sachs Bank USA,
as a Lender

By:    /s/ Roopa Chandra
    Name: Roopa Chandra
    Title: Authorized Signatory

WELLS FARGO BANK N.A.
as a Lender

By:    /s/ Jay Kenney
    Name: Jay Kenney
    Title: Executive Director

[Signature Page to Amendment No. 8]